CONSENT OF INDEPENDENT AUDITORS




    We hereby consent to the incorporation by reference in the Prospectus constituting part of Registration Statement on form S-8 filed December 29, 1987 of O'Sullivan Corporation of our report dated February 1, 1994, appearing on page 15 of this Annual Report on Form 10-K.


                                             /s/ YOUNT, HYDE & BARBOUR, P.C.


    Winchester, Virginia
    March 28,  1994





































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